UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 9, 2022

(Date of earliest event reported)

Qorvo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36801	46-5288992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7628 Thorndike Road, Greensboro, North Carolina 27409-9421

(Address of principal executive offices)

(Zip Code)

(336) 664-1233

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	QRVO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2022, the Board of Directors (the “Board”) of Qorvo, Inc. (the “Company”) adopted the second amended and restated bylaws of the Company (the “Restated Bylaws”). The following description of the Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

The Restated Bylaws include, without limitation, amendments to: (i) address matters regarding nominations of directors and proposals of other business at stockholder meetings in order to provide more information to the Board, including, without limitation, by (a) requiring additional information and representations in the notice(s) a stockholder is required to provide to the Company for director nominations or stockholder proposals, (b) modifying the time period for which notices to the Company must be provided to be timely for the Company’s annual meeting of stockholders, and (c) addressing matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended; (ii) clarify when an election of directors will be deemed “contested”; (iii) specify the Chairman of the Board’s ability to set procedures for conducting stockholder meetings; (iv) update certain provisions to conform with recent amendments to the Delaware General Corporation Law, including, without limitation, electronic notice requirements, proxy expiration, stockholder list requirements and physical stock certificate requirements; and (v) implement a number of other non-substantive clarifications and refinements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Second Amended and Restated Bylaws of Qorvo, Inc., adopted on November 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Qorvo, Inc.

By:	/s/ Robert A. Bruggeworth
Robert A. Bruggeworth

Chief Executive Officer

Date: November 10, 2022